                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN OF THESE PRESENTS, that each of the directors and officers of Hilton Hotels Corporation, a Delaware corporation, whose signature appears below constitutes and appoints Stephen F. Bollenbach, Robert M. La Forgia and William
C. Lebo Jr. and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, and any or all amendments or supplements thereto including any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 4th day of April, 1996.

       /S/ RAYMOND C. AVANSINO, JR.                         /S/ ROBERT L. JOHNSON
- -------------------------------------------                 -------------------------------------------
          Raymond C. Avansino, Jr.                          Robert L. Johnson
                  Director                                  Director

         /S/ STEPHEN F. BOLLENBACH
- -------------------------------------------                 /S/ DONALD R. KNAB
            Stephen F. Bollenbach                           -------------------------------------------
     President and Chief Executive Officer                  Donald R. Knab
          (Chief Executive Officer)                         Director

                                                            /S/ STEVE KRITHIS
            /S/ A. STEVEN CROWN                             -------------------------------------------
- -------------------------------------------                 Steve Krithis
              A. Steven Crown                               Senior Vice President--Finance
                  Director                                  (Chief Financial and Accounting Officer)

           /S/ GREGORY R. DILLON                            /S/ BENJAMIN V. LAMBERT
- -------------------------------------------                 -------------------------------------------
             Gregory R. Dillon                              Benjamin V. Lambert
                  Director                                  Director

             /S/ BARRON HILTON                              /S/ DONNA F. TUTTLE
- -------------------------------------------                 -------------------------------------------
               Barron Hilton                                Donna F. Tuttle
           Chairman of the Board                            Director

             /S/ ERIC M. HILTON                             /S/ SAM D. YOUNG, JR.
- -------------------------------------------                 -------------------------------------------
               Eric M. Hilton                               Sam D. Young, Jr.
                  Director                                  Director

         /S/ DIETER H. HUCKESTEIN
- -------------------------------------------
            Dieter H. Huckestein
                  Director
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